Featured Community: Camden Southline ● Charlotte, NC ● 266 Apartment Homes ● Year Built 2015

CAMDEN

Living Excellence

1Q22 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2022 OPERATING RESULTS

Houston, Texas (April 28, 2022) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three months ended March 31, 2022. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three months ended March 31, 2022 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended
	March 31
Per Diluted Share	2022	2021
EPS	$0.76	$0.31
FFO	$1.50	$1.24
AFFO	$1.37	$1.12

	Quarterly Growth	Sequential Growth
Same Property Results	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Revenues	11.1%	2.6%
Expenses	3.8%	6.3%
Net Operating Income ("NOI")	15.5%	0.6%

Same Property Results	1Q22	1Q21	4Q21
Occupancy	97.1%	95.9%	97.1%

For 2022, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	April 2022*	April 2021	1Q22	1Q21
New Lease Rates	14.7%	4.5%	15.8%	(1.0)%
Renewal Rates	14.1%	4.8%	13.2%	3.3%
Blended Rates	14.4%	4.6%	14.4%	1.0%

New Lease and Renewal Data - Date Effective (2)	April 2022*	April 2021	1Q22	1Q21
New Lease Rates	14.8%	1.7%	16.1%	(2.6)%
Renewal Rates	13.2%	3.1%	14.1%	2.8%
Blended Rates	14.0%	2.3%	15.1%	(0.1)%

*Data as of April 24, 2022
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	April 2022*	April 2021	1Q22	1Q21
Occupancy	96.9%	96.5%	97.1%	95.9%
Annualized Gross Turnover	39%	47%	41%	45%
Annualized Net Turnover	35%	37%	36%	35%

*Data as of April 24, 2022

Development Activity
During the quarter, lease-up was completed at Camden Lake Eola in Orlando, FL and leasing continued at Camden Hillcrest in San Diego, CA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 4/24/2022
Camden Hillcrest	San Diego, CA	132	$90.8	55%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 4/24/2022
Camden Buckhead	Atlanta, GA	366	$163.5	81%
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham (a)	Durham, NC	420	145.0
Total		1,839	$628.5

(a) Revised project scope now includes an additional 66 apartment homes being developed on land.

Acquisition/Disposition Activity
During the quarter, Camden acquired a 15.9-acre land parcel in Richmond, TX for future development purposes. Subsequent to quarter-end, the Company acquired two land parcels for a combined acreage of 42.6 in Charlotte, NC for future development purposes.

The Company also disposed of a 245-apartment home community in Largo, MD during the quarter for approximately $71.9 million.

In April 2022, Camden purchased the remaining 68.7% ownership interests in two discretionary Funds for cash consideration of approximately $1.1 billion, after adjusting for our assumption of approximately $514 million of existing secured mortgage debt of the Funds, which remained outstanding. The Company now owns 100% of the interests in 7,247 apartment homes.

Capital Markets Transactions
During the quarter, the Company issued 159,368 common shares through its at-the-market (“ATM”) share offering program at an average price of $165.01 per share, for total net proceeds of approximately $26.2 million. Subsequent to quarter-end, Camden issued 2,900,000 common shares in a public equity offering and received approximately $490.3 million in net proceeds. The Company used the net proceeds to reduce borrowings under its $900 million unsecured line of credit.

Liquidity Analysis
As of March 31, 2022, Camden had approximately $1.5 billion of liquidity comprised of approximately $1.1 billion in cash and cash equivalents, and $385.4 million availability under its unsecured credit facility. Subsequent to quarter-end, the Company used all cash on-hand to fund the acquisition of the remaining 68.7% ownership interests of the two discretionary Funds discussed above. At quarter-end, the Company had $182.3 million left to fund under its existing wholly-owned development pipeline and no scheduled debt maturities until 3Q22.

Earnings Guidance
Camden updated its earnings guidance for 2022 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2022 as detailed below. Expected EPS excludes, gains, if any, from real estate transactions not completed by quarter end.

	2Q22	2022	2022 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.09 - $0.13	$1.25 - $1.49	$1.37	$1.80	$(0.43)
FFO	$1.60 - $1.64	$6.39 - $6.63	$6.51	$6.24	$0.27

		2022	2022 Midpoint
Same Property Growth		Range	Current	Prior	Change
Revenues		9.50% - 11.00%	10.25%	8.75%	1.50%
Expenses		3.70% - 4.70%	4.20%	3.00%	1.20%
NOI		12.50% - 15.00%	13.75%	12.00%	1.75%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2022 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, April 29, 2022 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 2141538
Webcast: https://services.choruscall.com/mediaframe/webcast.html?webcastid=72CIXemn

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 170 properties containing 58,055 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 59,894 apartment homes in 175 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 15 consecutive years, most recently ranking #26.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2022	2021
Property revenues	$311,359	$267,568

Adjusted EBITDA	182,451	147,696

Net income attributable to common shareholders	80,745	31,347
Per share - basic	0.77	0.31
Per share - diluted	0.76	0.31

Funds from operations	160,475	125,779
Per share - diluted	1.50	1.24

Adjusted funds from operations	146,224	113,099
Per share - diluted	1.37	1.12

Dividends per share	0.94	0.83
Dividend payout ratio (FFO)	62.7%	66.9%

Interest expensed	24,542	23,644
Interest capitalized	3,994	4,846
Total interest incurred	28,536	28,490

Net Debt to Annualized Adjusted EBITDA (a)	3.6x	4.9x
Interest expense coverage ratio	7.4x	6.2x
Total interest coverage ratio	6.4x	5.2x
Fixed charge expense coverage ratio	7.4x	6.2x
Total fixed charge coverage ratio	6.4x	5.2x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.9x	3.0x

Same property NOI growth (b)	15.5%	(3.5)%
(# of apartment homes included)	46,544	45,490

Gross turnover of apartment homes (annualized)	42%	46%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	36%	35%

	As of March 31,
	2022	2021
Total assets	$8,462,710	$7,104,033
Total debt	$3,671,309	$3,167,557
Common and common equivalent shares, outstanding end of period (c)	107,193	101,375
Share price, end of period	$166.20	$109.91
Book equity value, end of period (d)	$4,286,539	$3,474,076
Market equity value, end of period (e)	$17,815,477	$11,142,126

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale.
(c) Includes at March 31, 2022: 105,587 common shares (including 37 common share equivalents related to share awards), plus 1,606 common share equivalents upon the assumed conversion of non-controlling units.
(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26, 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2022	2021
OPERATING DATA

Property revenues (a)	$311,359	$267,568

Property expenses
Property operating and maintenance	70,437	63,479
Real estate taxes	39,873	37,453
Total property expenses	110,310	100,932

Non-property income
Fee and asset management	2,450	2,206
Interest and other income	2,131	332
Income/(loss) on deferred compensation plans	(7,497)	3,626
Total non-property income/(loss)	(2,916)	6,164

Other expenses
Property management	7,214	6,124
Fee and asset management	1,175	1,132
General and administrative	14,790	14,222
Interest	24,542	23,644
Depreciation and amortization	113,138	93,141
Expense/(benefit) on deferred compensation plans	(7,497)	3,626
Total other expenses	153,362	141,889

Gain on sale of operating property	36,372	—
Equity in income of joint ventures	3,048	1,914
Income from continuing operations before income taxes	84,191	32,825
Income tax expense	(590)	(352)
Net income	83,601	32,473
Less income allocated to non-controlling interests	(2,856)	(1,126)
Net income attributable to common shareholders	$80,745	$31,347

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$83,601	$32,473
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	369	373
Comprehensive income	83,970	32,846
Less income allocated to non-controlling interests	(2,856)	(1,126)
Comprehensive income attributable to common shareholders	$81,114	$31,720

PER SHARE DATA

Total earnings per common share - basic	$0.77	$0.31
Total earnings per common share - diluted	0.76	0.31

Weighted average number of common shares outstanding:
Basic	105,336	99,547
Diluted	106,152	99,621

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended March 31, 2022, we recognized $311.4 million of property revenue which consisted of approximately $277.0 million of rental revenue and approximately $34.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $267.6 million recognized for the three months ended March 31, 2021, made up of approximately $235.8 million of rental revenue and approximately $31.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $8.3 million and $7.7 million for the three months ended March 31, 2022 and 2021, respectively.

Note: Please refer to pages 26, 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2022	2021
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$80,745	$31,347
Real estate depreciation and amortization	110,537	90,707
Adjustments for unconsolidated joint ventures	2,709	2,599
Income allocated to non-controlling interests	2,856	1,126
Gain on sale of operating property	(36,372)	—
Funds from operations	$160,475	$125,779

Less: recurring capitalized expenditures (a)	(14,251)	(12,680)

Adjusted funds from operations	$146,224	$113,099

PER SHARE DATA
Funds from operations - diluted	$1.50	$1.24
Adjusted funds from operations - diluted	1.37	1.12
Distributions declared per common share	0.94	0.83

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	107,025	101,341

PROPERTY DATA
Total operating properties (end of period) (b)	170	167
Total operating apartment homes in operating properties (end of period) (b)	58,055	56,851
Total operating apartment homes (weighted average)	50,935	49,439

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 26, 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
ASSETS
Real estate assets, at cost
Land	$1,343,209	$1,349,594	$1,317,431	$1,285,634	$1,233,937
Buildings and improvements	8,651,674	8,624,734	8,536,620	8,288,865	7,863,707
	9,994,883	9,974,328	9,854,051	9,574,499	9,097,644
Accumulated depreciation	(3,436,969)	(3,358,027)	(3,319,206)	(3,219,085)	(3,124,504)
Net operating real estate assets	6,557,914	6,616,301	6,534,845	6,355,414	5,973,140
Properties under development, including land	488,100	474,739	428,622	443,100	541,958
Investments in joint ventures	13,181	13,730	17,788	18,415	18,800
Total real estate assets	7,059,195	7,104,770	6,981,255	6,816,929	6,533,898
Accounts receivable – affiliates	13,258	18,664	18,686	19,183	19,502
Other assets, net (a)	254,763	234,370	252,079	241,687	213,126
Cash and cash equivalents	1,129,716	613,391	428,226	374,556	333,402
Restricted cash	5,778	5,589	5,321	4,762	4,105
Total assets	$8,462,710	$7,976,784	$7,685,567	$7,457,117	$7,104,033

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,671,309	$3,170,367	$3,169,428	$3,168,492	$3,167,557
Accounts payable and accrued expenses	169,973	191,651	191,648	155,057	159,111
Accrued real estate taxes	36,988	66,673	88,116	66,696	33,155
Distributions payable	100,880	88,786	87,919	86,689	84,282
Other liabilities (b)	197,021	193,052	194,634	193,975	185,852
Total liabilities	4,176,171	3,710,529	3,731,745	3,670,909	3,629,957

Equity
Common shares of beneficial interest	1,127	1,126	1,114	1,098	1,070
Additional paid-in capital	5,396,267	5,363,530	5,180,783	4,953,703	4,588,056
Distributions in excess of net income attributable to common shareholders	(848,074)	(829,453)	(954,880)	(897,761)	(842,628)
Treasury shares	(329,521)	(333,974)	(334,066)	(334,161)	(335,511)
Accumulated other comprehensive loss (c)	(3,370)	(3,739)	(4,266)	(4,638)	(5,010)
Total common equity	4,216,429	4,197,490	3,888,685	3,718,241	3,405,977
Non-controlling interests	70,110	68,765	65,137	67,967	68,099
Total equity	4,286,539	4,266,255	3,953,822	3,786,208	3,474,076
Total liabilities and equity	$8,462,710	$7,976,784	$7,685,567	$7,457,117	$7,104,033

(a) Includes net deferred charges of:	$693	$969	$1,336	$1,655	$2,031

(b) Includes deferred revenues of:	$384	$334	$208	$232	$256

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2022 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,911	—	—	—	5,911	281	6,192
Houston, TX	6,127	271	—	—	6,398	2,756	9,154
Phoenix, AZ	3,686	343	—	397	4,426	—	4,426
Atlanta, GA	3,970	292	—	366	4,628	234	4,862
Dallas, TX	4,416	558	—	—	4,974	1,250	6,224
Los Angeles/Orange County, CA	2,373	290	—	—	2,663	—	2,663
SE Florida	2,781	—	—	269	3,050	—	3,050
Orlando, FL	2,995	659	—	—	3,654	300	3,954
Denver, CO	2,632	233	—	—	2,865	—	2,865
Tampa, FL	2,286	368	—	—	2,654	450	3,104
Charlotte, NC	2,838	—	—	387	3,225	266	3,491
Raleigh, NC	2,538	360	—	420	3,318	350	3,668
San Diego/Inland Empire, CA	1,665	—	132	—	1,797	—	1,797
Austin, TX	2,326	—	—	—	2,326	1,360	3,686
Nashville, TN	—	758	—	—	758	—	758
Total Portfolio	46,544	4,132	132	1,839	52,647	7,247	59,894

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Incl. JVs at Pro Forma 100% (d)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
D.C. Metro (a)	14.9%	13.9%	13.6%	13.1%	97.0%	97.4%	97.4%	96.7%	96.0%
Houston, TX	9.7%	9.2%	10.0%	11.6%	96.0%	96.2%	96.4%	95.7%	94.0%
Phoenix, AZ	9.2%	9.2%	9.0%	8.3%	96.3%	97.0%	97.0%	96.9%	97.1%
Atlanta, GA	8.6%	8.4%	8.2%	7.9%	96.4%	96.3%	97.2%	97.4%	96.5%
Dallas, TX	6.9%	7.2%	7.5%	8.2%	97.2%	97.3%	97.5%	96.6%	96.0%
Los Angeles/Orange County, CA	7.0%	7.3%	7.0%	6.5%	97.8%	98.1%	98.0%	97.3%	96.4%
SE Florida	7.7%	7.0%	6.9%	6.4%	97.9%	98.0%	98.2%	98.0%	97.1%
Orlando, FL	5.6%	6.3%	6.2%	6.2%	97.8%	97.7%	97.5%	97.1%	94.9%
Denver, CO	6.3%	6.2%	6.0%	5.6%	96.5%	96.5%	97.2%	96.4%	96.1%
Tampa, FL	5.1%	5.8%	5.9%	6.1%	97.5%	97.4%	97.9%	97.6%	97.3%
Charlotte, NC	5.6%	5.2%	5.2%	5.2%	96.8%	96.6%	96.8%	96.3%	95.6%
Raleigh, NC	4.6%	4.7%	4.7%	4.8%	96.7%	96.7%	97.5%	97.1%	96.3%
San Diego/Inland Empire, CA	4.8%	4.4%	4.2%	3.9%	98.0%	97.4%	96.9%	97.4%	97.4%
Austin, TX	4.0%	3.7%	4.1%	4.9%	97.3%	97.5%	97.6%	97.3%	96.3%
Nashville, TN	—%	1.5%	1.5%	1.3%	96.6%	97.0%	97.5%	97.0%	—%
Total Portfolio	100.0%	100.0%	100.0%	100.0%	96.9%	97.0%	97.3%	96.8%	95.9%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Based on total NOI from operating communities plus Camden's pro-forma 100% share of total NOI including unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2022	2021	Change
"Same Property" Communities (a)	46,544	$277,838	$250,064	$27,774
Non-"Same Property" Communities (b)	4,132	27,580	9,655	17,925
Development and Lease-Up Communities (c)	1,971	2,258	31	2,227
Disposition/Other (d)	—	3,683	7,818	(4,135)
Total Property Revenues	52,647	$311,359	$267,568	$43,791

Property Expenses
"Same Property" Communities (a)	46,544	$96,560	$93,068	$3,492
Non-"Same Property" Communities (b)	4,132	10,903	4,369	6,534
Development and Lease-Up Communities (c)	1,971	1,343	10	1,333
Disposition/Other (d)	—	1,504	3,485	(1,981)
Total Property Expenses	52,647	$110,310	$100,932	$9,378

Property Net Operating Income
"Same Property" Communities (a)	46,544	$181,278	$156,996	$24,282
Non-"Same Property" Communities (b)	4,132	16,677	5,286	11,391
Development and Lease-Up Communities (c)	1,971	915	21	894
Disposition/Other (d)	—	2,179	4,333	(2,154)
Total Property Net Operating Income	52,647	$201,049	$166,636	$34,413

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	March 31,	December 31,	September 30,	June 30,	March 31,
Property Revenues	Homes	2022	2021	2021	2021	2021
"Same Property" Communities (a)	46,544	$277,838	$270,914	$264,499	$255,805	$250,064
Non-"Same Property" Communities (b)	4,132	27,580	26,243	19,540	11,839	9,655
Development and Lease-Up Communities (c)	1,971	2,258	1,777	1,359	417	31
Disposition/Other (d)	—	3,683	6,430	8,732	8,462	7,818
Total Property Revenues	52,647	$311,359	$305,364	$294,130	$276,523	$267,568

Property Expenses
"Same Property" Communities (a)	46,544	$96,560	$90,803	$98,159	$94,746	$93,068
Non-"Same Property" Communities (b)	4,132	10,903	9,161	7,766	4,682	4,369
Development and Lease-Up Communities (c)	1,971	1,343	570	607	163	10
Disposition/Other (d)	—	1,504	2,520	3,536	3,380	3,485
Total Property Expenses	52,647	$110,310	$103,054	$110,068	$102,971	$100,932

Property Net Operating Income
"Same Property" Communities (a)	46,544	$181,278	$180,111	$166,340	$161,059	$156,996
Non-"Same Property" Communities (b)	4,132	16,677	17,082	11,774	7,157	5,286
Development and Lease-Up Communities (c)	1,971	915	1,207	752	254	21
Disposition/Other (d)	—	2,179	3,910	5,196	5,082	4,333
Total Property Net Operating Income	52,647	$201,049	$202,310	$184,062	$173,552	$166,636

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q22	1Q21	Growth	1Q22	1Q21	Growth	1Q22	1Q21	Growth
D.C. Metro	5,911	$39,444	$37,458	5.3%	$12,675	$12,212	3.8%	$26,769	$25,246	6.0%
Houston, TX	6,127	31,995	29,547	8.3%	14,335	14,327	0.1%	17,660	15,220	16.0%
Phoenix, AZ	3,686	22,783	19,527	16.7%	6,079	5,730	6.1%	16,704	13,797	21.1%
Atlanta, GA	3,970	23,254	21,028	10.6%	7,628	7,285	4.7%	15,626	13,743	13.7%
SE Florida	2,781	21,020	18,243	15.2%	7,091	6,609	7.3%	13,929	11,634	19.7%
Los Angeles/Orange County, CA	2,373	18,398	16,479	11.6%	5,713	5,758	(0.8)%	12,685	10,721	18.3%
Dallas, TX	4,416	22,189	20,067	10.6%	9,645	9,477	1.8%	12,544	10,590	18.5%
Denver, CO	2,632	16,349	14,843	10.1%	4,955	4,664	6.2%	11,394	10,179	11.9%
Charlotte, NC	2,838	14,774	13,241	11.6%	4,582	4,378	4.7%	10,192	8,863	15.0%
Orlando, FL	2,995	15,850	14,125	12.2%	5,703	5,430	5.0%	10,147	8,695	16.7%
Tampa, FL	2,286	14,308	12,246	16.8%	5,041	4,486	12.4%	9,267	7,760	19.4%
San Diego/Inland Empire, CA	1,665	12,303	10,881	13.1%	3,586	3,495	2.6%	8,717	7,386	18.0%
Raleigh, NC	2,538	12,352	10,983	12.5%	3,963	3,835	3.3%	8,389	7,148	17.4%
Austin, TX	2,326	12,819	11,396	12.5%	5,564	5,382	3.4%	7,255	6,014	20.6%

Total Same Property	46,544	$277,838	$250,064	11.1%	$96,560	$93,068	3.8%	$181,278	$156,996	15.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q22	1Q21	Growth	1Q22	1Q21	Growth	1Q22	1Q21	Growth
D.C. Metro	14.9%	97.2%	96.0%	1.2%	$1,992	$1,916	4.0%	$2,289	$2,199	4.1%
Houston, TX	9.7%	95.9%	93.1%	2.8%	1,576	1,439	9.5%	1,815	1,721	5.5%
Phoenix, AZ	9.2%	96.4%	97.1%	(0.7)%	1,821	1,540	18.2%	2,138	1,820	17.4%
Atlanta, GA	8.6%	97.0%	96.6%	0.4%	1,739	1,559	11.5%	2,013	1,826	10.2%
SE Florida	7.7%	97.9%	97.1%	0.8%	2,260	1,956	15.5%	2,574	2,251	14.4%
Los Angeles/Orange County, CA	7.0%	97.7%	96.4%	1.3%	2,470	2,308	7.0%	2,644	2,399	10.3%
Dallas, TX	6.9%	97.2%	95.8%	1.4%	1,472	1,334	10.3%	1,725	1,580	9.2%
Denver, CO	6.3%	96.5%	96.1%	0.4%	1,850	1,690	9.5%	2,146	1,956	9.7%
Charlotte, NC	5.6%	96.8%	95.6%	1.2%	1,542	1,398	10.3%	1,792	1,624	10.4%
Orlando, FL	5.6%	97.8%	96.0%	1.8%	1,556	1,394	11.6%	1,806	1,637	10.4%
Tampa, FL	5.1%	97.8%	97.4%	0.4%	1,848	1,562	18.3%	2,135	1,833	16.4%
San Diego/Inland Empire, CA	4.8%	98.0%	97.4%	0.6%	2,288	2,081	9.9%	2,515	2,237	12.5%
Raleigh, NC	4.6%	97.2%	96.0%	1.2%	1,422	1,265	12.4%	1,670	1,501	11.3%
Austin, TX	4.0%	97.2%	96.0%	1.2%	1,645	1,459	12.7%	1,892	1,701	11.3%

Total Same Property	100.0%	97.1%	95.9%	1.2%	$1,785	$1,612	10.7%	$2,050	$1,866	9.9%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q22	4Q21	Growth	1Q22	4Q21	Growth	1Q22	4Q21	Growth
D.C. Metro	5,911	$39,444	$39,071	1.0%	$12,675	$12,086	4.9%	$26,769	$26,985	(0.8)%
Houston, TX	6,127	31,995	31,356	2.0%	14,335	12,284	16.7%	17,660	19,072	(7.4)%
Phoenix, AZ	3,686	22,783	21,811	4.5%	6,079	5,711	6.4%	16,704	16,100	3.8%
Atlanta, GA	3,970	23,254	22,764	2.2%	7,628	8,284	(7.9)%	15,626	14,480	7.9%
SE Florida	2,781	21,020	19,980	5.2%	7,091	6,969	1.8%	13,929	13,011	7.1%
Los Angeles/Orange County, CA	2,373	18,398	18,424	(0.1)%	5,713	5,474	4.4%	12,685	12,950	(2.0)%
Dallas, TX	4,416	22,189	21,571	2.9%	9,645	8,368	15.3%	12,544	13,203	(5.0)%
Denver, CO	2,632	16,349	15,921	2.7%	4,955	4,649	6.6%	11,394	11,272	1.1%
Charlotte, NC	2,838	14,774	14,399	2.6%	4,582	4,421	3.6%	10,192	9,978	2.1%
Orlando, FL	2,995	15,850	15,267	3.8%	5,703	5,377	6.1%	10,147	9,890	2.6%
Tampa, FL	2,286	14,308	13,628	5.0%	5,041	4,766	5.8%	9,267	8,862	4.6%
San Diego/Inland Empire, CA	1,665	12,303	12,115	1.6%	3,586	3,546	1.1%	8,717	8,569	1.7%
Raleigh, NC	2,538	12,352	12,082	2.2%	3,963	3,821	3.7%	8,389	8,261	1.5%
Austin, TX	2,326	12,819	12,525	2.3%	5,564	5,047	10.2%	7,255	7,478	(3.0)%

Total Same Property	46,544	$277,838	$270,914	2.6%	$96,560	$90,803	6.3%	$181,278	$180,111	0.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q22	4Q21	Growth	1Q22	4Q21	Growth	1Q22	4Q21	Growth
D.C. Metro	14.9%	97.2%	97.5%	(0.3)%	$1,992	$1,970	1.1%	$2,289	$2,260	1.3%
Houston, TX	9.7%	95.9%	95.8%	0.1%	1,576	1,555	1.4%	1,815	1,781	1.9%
Phoenix, AZ	9.2%	96.4%	97.0%	(0.6)%	1,821	1,737	4.8%	2,138	2,034	5.1%
Atlanta, GA	8.6%	97.0%	96.8%	0.2%	1,739	1,701	2.2%	2,013	1,975	2.0%
SE Florida	7.7%	97.9%	98.0%	(0.1)%	2,260	2,159	4.7%	2,574	2,443	5.3%
Los Angeles/Orange County, CA	7.0%	97.7%	98.0%	(0.3)%	2,470	2,421	2.0%	2,644	2,641	0.2%
Dallas, TX	6.9%	97.2%	97.5%	(0.3)%	1,472	1,432	2.8%	1,725	1,673	3.2%
Denver, CO	6.3%	96.5%	96.4%	0.1%	1,850	1,812	2.1%	2,146	2,092	2.6%
Charlotte, NC	5.6%	96.8%	96.7%	0.1%	1,542	1,509	2.2%	1,792	1,749	2.5%
Orlando, FL	5.6%	97.8%	97.7%	0.1%	1,556	1,503	3.5%	1,806	1,741	3.7%
Tampa, FL	5.1%	97.8%	97.7%	0.1%	1,848	1,769	4.5%	2,135	2,037	4.9%
San Diego/Inland Empire, CA	4.8%	98.0%	97.4%	0.6%	2,288	2,237	2.3%	2,515	2,491	1.0%
Raleigh, NC	4.6%	97.2%	97.1%	0.1%	1,422	1,383	2.8%	1,670	1,635	2.1%
Austin, TX	4.0%	97.2%	97.3%	(0.1)%	1,645	1,596	3.1%	1,892	1,846	2.4%

Total Same Property	100.0%	97.1%	97.1%	0.0%	$1,785	$1,739	2.6%	$2,050	$1,998	2.6%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2022
(In thousands)

(Unaudited)

					% of Actual
					1Q22 Operating
Quarterly Comparison (a)	1Q22	1Q21	$ Change	% Change	Expenses

Property taxes	$34,088	$34,785	($697)	(2.0)%	35.3%
Salaries and Benefits for On-site Employees	19,706	18,879	827	4.4%	20.4%
Utilities	19,584	19,327	257	1.3%	20.3%
Repairs and Maintenance	11,564	10,435	1,129	10.8%	12.0%
Property Insurance	4,978	3,536	1,442	40.8%	5.1%
General and Administrative	4,359	3,659	700	19.1%	4.5%
Marketing and Leasing	1,327	1,552	(225)	(14.5)%	1.4%
Other	954	895	59	6.6%	1.0%

Total Same Property	$96,560	$93,068	$3,492	3.8%	100.0%

					% of Actual
					1Q22 Operating
Sequential Comparison (a)	1Q22	4Q21	$ Change	% Change	Expenses

Property taxes	$34,088	$31,667	$2,421	7.6%	35.3%
Salaries and Benefits for On-site Employees	19,706	19,506	200	1.0%	20.4%
Utilities	19,584	18,757	827	4.4%	20.3%
Repairs and Maintenance	11,564	10,273	1,291	12.6%	12.0%
Property Insurance	4,978	4,160	818	19.7%	5.1%
General and Administrative	4,359	4,212	147	3.5%	4.5%
Marketing and Leasing	1,327	1,454	(127)	(8.7)%	1.4%
Other	954	774	180	23.3%	1.0%

Total Same Property	$96,560	$90,803	$5,757	6.3%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations(a):

	Three Months Ended March 31,
OPERATING DATA (b)	2022	2021

Property revenues	$11,650	$10,344

Property expenses
Property operating and maintenance	2,714	2,735
Real estate taxes	1,927	1,752
Total property expenses	4,641	4,487

Net Operating Income	7,009	5,857

Other expenses
Interest	1,315	1,306
Depreciation and amortization	2,666	2,538
Other	(20)	99
Total other expenses	3,961	3,943

Equity in income of joint ventures	$3,048	$1,914

	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
BALANCE SHEET DATA (c)
Land	$109,437	$109,437	$109,437	$109,437	$109,437
Building & Improvements	822,377	819,843	816,452	811,150	806,374
	931,814	929,280	925,889	920,587	915,811
Accumulated Depreciation	(296,553)	(287,806)	(279,128)	(270,495)	(261,993)
Net operating real estate assets	635,261	641,474	646,761	650,092	653,818
Cash and other assets, net	24,657	37,580	43,885	37,982	28,567
Total assets	$659,918	$679,054	$690,646	$688,074	$682,385

Notes payable	$513,892	$513,756	$514,618	$514,454	$512,460
Other liabilities	16,013	33,426	31,085	26,566	21,537
Total liabilities	529,905	547,182	545,703	541,020	533,997

Member's equity	130,013	131,872	144,943	147,054	148,388
Total liabilities and members' equity	$659,918	$679,054	$690,646	$688,074	$682,385

Company's equity investment	$13,181	$13,730	$17,788	$18,415	$18,800

Company's pro-rata share of debt	$160,848	$160,806	$161,076	$161,024	$160,400

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,247	7,247	7,247	7,247	7,247
Pro-rata share of operating apartment homes	2,268	2,268	2,268	2,268	2,268
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds.

(b) Operating data represents Camden's pro-rata share of revenues and expenses.

(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2022 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 4/24/2022
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Hillcrest	132	$90.8			3Q19	2Q21	4Q21	4Q22	55%	49%
	San Diego, CA

Total Completed Communities in Lease-Up		132	$90.8							55%	49%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/24/2022
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Buckhead	366	$163.5	$159.2	$8.9	3Q18	1Q21	2Q22	4Q22	81%	77%
	Atlanta, GA
2.	Camden Atlantic	269	100.0	88.0	88.0	3Q20	3Q22	3Q22	4Q23
	Plantation, FL
3.	Camden Tempe II	397	115.0	79.5	79.5	3Q20	3Q22	3Q23	1Q25
	Tempe, AZ
4.	Camden NoDa	387	105.0	67.3	67.3	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC
5.	Camden Durham (a)	420	145.0	52.2	52.2	1Q21	2Q23	2Q24	4Q25
	Durham, NC

Total Development Communities		1,839	$628.5	$446.2	$295.9					81%	77%

Additional Development Pipeline (b)					192.2

Total Properties Under Development and Land (per Balance Sheet)					$488.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q22 NOI
Communities that Stabilized During Quarter								$125.3	$1.4
Completed Communities in Lease-Up								90.8	—
Development Communities in Lease-Up								159.2	0.9
Total Development Communities NOI Contribution								$375.3	$2.3

(a) Revised project scope now includes an additional 66 apartment homes being developed on land.

(b) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF MARCH 31, 2022 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Village District	369	$138.0	$24.8
	Raleigh, NC
2.	Camden Woodmill Creek	188	60.0	10.7
	The Woodlands, TX
3.	Camden Pier District II	95	50.0	4.2
	St. Petersburg, FL
4.	Camden Arts District	354	150.0	38.4
	Los Angeles, CA
5.	Camden Long Meadow Farms	188	68.0	8.4
	Richmond, TX
6.	Camden Gulch	480	260.0	38.8
	Nashville, TN
7.	Camden Paces III	350	100.0	18.4
	Atlanta, GA
8.	Camden Baker	435	165.0	26.4
	Denver, CO
9.	Camden Highland Village II	300	100.0	9.2
	Houston, TX
10.	Camden Downtown II	271	145.0	12.9
	Houston, TX

Development Pipeline		3,030	$1,236.0	$192.2

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2022 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2022 Land Acquisitions		Location	Acres	Closing Date
1.	Camden Long Meadow Farms	Richmond, TX	15.9	3/8/2022
2.	Camden Blakeney	Charlotte, NC	21.7	4/7/2022
3.	Camden South Charlotte	Charlotte, NC	20.9	4/7/2022

Total Land Acquisitions			58.5 Acres

Purchase Price		$40.5

			Apartment	Weighted Average
2022 Dispositions		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Largo Town Center	Largo, MD	245 Homes	$1,824	2000/2007	3/24/2022

Total/Average Dispositions			245 Homes	$1,824

Sales Price		$71.9

			Apartment	Weighted Average
2022 Acquisitions of Joint Ventures(a)		Location	Homes	Monthly Rental Rate	Year Built	Closing Date (a)
1.	Camden Amber Oaks I	Austin, TX	348 Homes	$1,338	2009	4/1/2022
2.	Camden Amber Oaks II	Austin, TX	244 Homes	1,443	2012	4/1/2022
3.	Camden Asbury Village	Raleigh, NC	350 Homes	1,437	2009	4/1/2022
4.	Camden Brushy Creek	Cedar Park, TX	272 Homes	1,431	2008	4/1/2022
5.	Camden Cypress Creek	Cypress, TX	310 Homes	1,453	2009	4/1/2022
6.	Camden Cypress Creek II	Cypress, TX	234 Homes	1,407	2020	4/1/2022
7.	Camden Design District	Dallas, TX	355 Homes	1,513	2009	4/1/2022
8.	Camden Downs at Cinco Ranch	Katy, TX	318 Homes	1,432	2004	4/1/2022
9.	Camden Grand Harbor	Katy, TX	300 Homes	1,305	2008	4/1/2022
10.	Camden Heights	Houston, TX	352 Homes	1,532	2004	4/1/2022
11.	Camden Northpointe	Tomball, TX	384 Homes	1,265	2008	4/1/2022
12.	Camden Panther Creek	Frisco, TX	295 Homes	1,527	2009	4/1/2022
13.	Camden Phipps	Atlanta, GA	234 Homes	1,724	1996	4/1/2022
14.	Camden Riverwalk	Grapevine, TX	600 Homes	1,656	2008	4/1/2022
15.	Camden Shadow Brook	Austin, TX	496 Homes	1,393	2009	4/1/2022
16.	Camden South Capitol	Washington, DC	281 Homes	2,275	2013	4/1/2022
17.	Camden Southline	Charlotte, NC	266 Homes	1,742	2015	4/1/2022
18.	Camden Spring Creek	Spring, TX	304 Homes	1,350	2004	4/1/2022
19.	Camden Visconti	Tampa, FL	450 Homes	1,795	2007	4/1/2022
20.	Camden Waterford Lakes	Orlando, FL	300 Homes	1,631	2014	4/1/2022
21.	Camden Woodson Park	Houston, TX	248 Homes	1,235	2008	4/1/2022
22.	Camden Yorktown	Houston, TX	306 Homes	1,243	2008	4/1/2022

Total/Average Acquisitions			7,247 Homes	$1,509

Gross Asset Valuation		$2,125 (b)

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds. Apartment homes were previously included in Camden's unit count.

(b) Represents the gross asset valuation of the communities acquired.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2022:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2022	($2,761)	—	$390,000	$387,239	10.5%	3.0%
2023	(2,691)	—	250,000	247,309	6.7%	5.1%
2024	(2,088)	—	500,000	497,912	13.6%	4.0%
2025	(1,774)	—	—	(1,774)	—%	N/A
2026	(1,772)	—	—	(1,772)	—%	N/A
Thereafter	(7,605)	—	2,050,000	2,042,395	55.6%	3.4%
Total Maturing Debt	($18,691)	$—	$3,190,000	$3,171,309	86.4%	3.6%

Unsecured Line of Credit	$—	$—	$500,000	$500,000	13.6%	1.2%
Total Debt	($18,691)	$—	$3,690,000	$3,671,309	100.0%	3.3%

Weighted Average Maturity of Debt		6.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$539,930	14.7%	1.3%	1.8 Years
Fixed rate debt	3,131,379	85.3%	3.6%	7.3 Years
Total	$3,671,309	100.0%	3.3%	6.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,671,309	100.0%	3.3%	6.5 Years
Secured debt	—	—%	N/A	N/A
Total	$3,671,309	100.0%	3.3%	6.5 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	1Q22 NOI	% of Total
Unencumbered real estate assets	52,647	100.0%	$10,482,983	100.0%	$201,049	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				2.9x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2022 AND 2023:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2022	($944)	$—	$—	($944)	N/A
3Q 2022	(946)	—	40,000	39,054	1.9%
4Q 2022	(871)	—	350,000	349,129	3.2%
2022	($2,761)	$—	$390,000	$387,239	3.0%

1Q 2023	($737)	$—	$—	($737)	N/A
2Q 2023	(712)	—	250,000	249,288	5.1%
3Q 2023	(621)	—	—	(621)	N/A
4Q 2023	(621)	—	—	(621)	N/A
2023	($2,691)	$—	$250,000	$247,309	5.1%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	19%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	605%	Yes

Unsecured Debt to Gross Asset Value	<	60%	19%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	31%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	322%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	622%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2022(a):

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2022	($421)	$—	($421)	(0.1)%	N/A
2023	(576)	—	(576)	(0.1)%	N/A
2024	(598)	19,122	18,524	3.6%	1.5%
2025	(618)	—	(618)	(0.1)%	N/A
2026	(513)	190,885	190,372	37.0%	2.3%
Thereafter	(314)	306,925	306,611	59.7%	4.0%
Total Maturing Debt	($3,040)	$516,932	$513,892	100.0%	3.3%

Weighted Average Maturity of Debt		4.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$185,235	36.0%	2.2%	4.1 Years
Fixed rate debt		328,657	64.0%	3.9%	5.4 Years
Total		$513,892	100.0%	3.3%	4.9 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$328,657	64.0%	3.9%	5.4 Years
Conventional variable-rate mortgage debt		166,113	32.3%	2.3%	4.3 Years
Variable-rate construction loans		19,122	3.7%	1.6%	2.2 Years
Total		$513,892	100.0%	3.3%	4.9 Years

REAL ESTATE ASSETS:		Total Homes	Total Cost
Operating real estate assets		7,247	$931,814

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds. As a result of this acquisition, we will consolidate this debt at fair value as of April 1,2022.

(b) Includes all available extension options.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF UNCONSOLIDATED DEBT MATURITIES FOR 2022 AND 2023(a):

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
2Q 2022	($138)	$—	($138)	N/A
3Q 2022	(141)	—	(141)	N/A
4Q 2022	(142)	—	(142)	N/A
2022	($421)	$—	($421)	N/A

1Q 2023	($140)	$—	($140)	N/A
2Q 2023	(143)	—	(143)	N/A
3Q 2023	(146)	—	(146)	N/A
4Q 2023	(147)	—	(147)	N/A
2023	($576)	$—	($576)	N/A

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds.

(b) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,146	$42	$298	$6
Appliances	9	years	983	19	282	6
Painting	—		—	—	1,341	26
Cabinetry/Countertops	10	years	173	3	—	—
Other	9	years	1,303	26	1,075	21
Exteriors
Painting	5	years	1,019	20	—	—
Carpentry	10	years	192	4	—	—
Landscaping	6	years	267	5	2,719	53
Roofing	14	years	676	13	170	3
Site Drainage	10	years	105	2	—	—
Fencing/Stair	10	years	469	9	—	—
Other (b)	8	years	2,212	44	4,544	90
Common Areas
Mech., Elec., Plumbing	9	years	2,475	49	2,322	46
Parking/Paving	4	years	91	2	—	—
Pool/Exercise/Facility	7	years	1,648	32	370	7
Total Recurring (c)			$13,759	$270	$13,121	$258
Weighted Average Apartment Homes				50,935		50,935

Non-recurring & revenue enhancing capitalized expenditures (d)			$724

Reposition Expenditures (e)	10	years	$11,375	$26,702
Repositioned Apartment Homes				426

Pro-Rata Joint Venture Total Recurring (f)			$492	$217	$504	$222

(a) Weighted average useful life of capitalized expenses for the three months ended March 31, 2022.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three months ended March 31, 2022 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.
(f) Company's pro-rata ownership is 31.3%. On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2022	2021
Net income attributable to common shareholders	$80,745	$31,347
Real estate depreciation and amortization	110,537	90,707
Adjustments for unconsolidated joint ventures	2,709	2,599
Income allocated to non-controlling interests	2,856	1,126
Gain on sale of operating property	(36,372)	—
Funds from operations	$160,475	$125,779

Less: recurring capitalized expenditures	(14,251)	(12,680)

Adjusted funds from operations	$146,224	$113,099

Weighted average number of common shares outstanding:
EPS diluted	106,152	99,621
FFO/AFFO diluted	107,025	101,341

	Three Months Ended March 31,
	2022	2021
Total Earnings Per Common Share - Diluted	$0.76	$0.31
Real estate depreciation and amortization	1.02	0.89
Adjustments for unconsolidated joint ventures	0.03	0.03
Income allocated to non-controlling interests	0.03	0.01
Gain on sale of operating property	(0.34)	—
FFO per common share - Diluted	$1.50	$1.24

Less: recurring capitalized expenditures	(0.13)	(0.12)

AFFO per common share - Diluted	$1.37	$1.12

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q22	Range	2022	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.09	$0.13	$1.25	$1.49
Expected real estate depreciation and amortization	1.50	1.50	5.38	5.38
Expected adjustments for unconsolidated joint ventures	—	—	0.03	0.03
Expected income allocated to non-controlling interests	0.01	0.01	0.07	0.07
Reported (gain) on sale of operating properties	—	—	(0.34)	(0.34)
Expected FFO per share - diluted	$1.60	$1.64	$6.39	$6.63

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2022	2021
Net income	$83,601	$32,473
Less: Fee and asset management income	(2,450)	(2,206)
Less: Interest and other income	(2,131)	(332)
Less: Income/(loss) on deferred compensation plans	7,497	(3,626)
Plus: Property management expense	7,214	6,124
Plus: Fee and asset management expense	1,175	1,132
Plus: General and administrative expense	14,790	14,222
Plus: Interest expense	24,542	23,644
Plus: Depreciation and amortization expense	113,138	93,141
Plus: Expense/(benefit) on deferred compensation plans	(7,497)	3,626
Less: Gain on sale of operating property	(36,372)	—
Less: Equity in income of joint ventures	(3,048)	(1,914)
Plus: Income tax expense	590	352
NOI	$201,049	$166,636

"Same Property" Communities	$181,278	$156,996
Non-"Same Property" Communities	16,677	5,286
Development and Lease-Up Communities	915	21
Other	2,179	4,333
NOI	$201,049	$166,636

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, as well as income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended March 31,
	2022	2021
Net income attributable to common shareholders	$80,745	$31,347
Plus: Interest expense	24,542	23,644
Plus: Depreciation and amortization expense	113,138	93,141
Plus: Income allocated to non-controlling interests	2,856	1,126
Plus: Income tax expense	590	352
Less: Gain on sale of operating property	(36,372)	—
Less: Equity in income of joint ventures	(3,048)	(1,914)
Adjusted EBITDA	$182,451	$147,696
Annualized Adjusted EBITDA	$729,804	$590,784

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the
	Three months ended March 31,
	2022	2021
Unsecured notes payable	$3,337,661	$3,167,246
Total debt	3,337,661	3,167,246
Less: Cash and cash equivalents	(690,159)	(289,901)
Net debt	$2,647,502	$2,877,345

Net Debt to Annualized Adjusted EBITDA:

	Three months ended March 31,
	2022	2021
Net debt	$2,647,502	$2,877,345
Annualized Adjusted EBITDA	729,804	590,784
Net Debt to Annualized Adjusted EBITDA	3.6x	4.9x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q2 '22	Q3 '22	Q4 '22	Q1 '23
Earnings Release & Conference Call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 '22
Declaration Date	2/3/2022
Record Date	3/31/2022
Payment Date	4/18/2022
Distributions Per Share	$0.94

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2022

(Unaudited)							1Q22 Avg Monthly		1Q22 Avg Monthly
			Year Placed	Average	Apartment	1Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,850	$1.61	$2,131	$1.86
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,504	1.91	1,839	2.34
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	2,072	2.01	2,431	2.36
Camden Legacy	Scottsdale	AZ	1996	1,067	428	97%	1,830	1.72	2,119	1.99
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,809	1.69	2,171	2.03
Camden North End I	Phoenix	AZ	2019	921	441	96%	1,940	2.11	2,266	2.46
Camden North End II	Phoenix	AZ	2021	885	343	95%	1,914	2.16	2,223	2.51
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	98%	2,122	2.38	2,364	2.65
Camden Pecos Ranch	Chandler	AZ	2001	949	272	96%	1,534	1.62	1,797	1.89
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,679	1.71	1,967	2.00
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,782	1.71	2,128	2.04
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	98%	1,872	1.44	2,276	1.75
Camden Tempe	Tempe	AZ	2015	1,043	234	96%	1,892	1.81	2,285	2.19
TOTAL ARIZONA	13	Properties		996	4,029	96%	1,829	1.84	2,145	2.15

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,378	2.36	2,642	2.62
Camden Glendale	Glendale	CA	2015	893	307	98%	2,525	2.83	2,600	2.91
Camden Harbor View	Long Beach	CA	2004	981	547	98%	2,775	2.83	2,923	2.98
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	98%	2,284	2.26	2,580	2.55
Camden Martinique	Costa Mesa	CA	1986	795	714	98%	2,066	2.60	2,336	2.94
Camden Sea Palms	Costa Mesa	CA	1990	891	138	99%	2,323	2.61	2,612	2.93
The Camden	Hollywood	CA	2016	767	287	97%	3,024	3.94	2,948	3.84
Total Los Angeles/Orange County	7	Properties		900	2,663	98%	2,449	2.72	2,637	2.93

Camden Hillcrest (1)	San Diego	CA	2021	1,223	132	Lease-Up	4,099	3.35	3,290	2.69
Camden Landmark	Ontario	CA	2006	982	469	98%	1,964	2.00	1,989	2.02
Camden Old Creek	San Marcos	CA	2007	1,037	350	99%	2,520	2.43	2,770	2.67
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	98%	2,361	2.45	2,704	2.81
Camden Tuscany	San Diego	CA	2003	895	160	98%	2,800	3.13	3,117	3.48
Camden Vineyards	Murrieta	CA	2002	1,053	264	98%	2,126	2.02	2,428	2.31
Total San Diego/Inland Empire	6	Properties		1,009	1,797	98%	2,421	2.40	2,538	2.52

TOTAL CALIFORNIA	13	Properties		944	4,460	98%	2,438	2.58	2,599	2.75

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,701	1.92	2,025	2.28
Camden Caley	Englewood	CO	2000	921	218	97%	1,677	1.82	1,986	2.16
Camden Denver West	Golden	CO	1997	1,015	320	97%	2,035	2.00	2,313	2.28
Camden Flatirons	Denver	CO	2015	960	424	97%	1,836	1.91	2,164	2.26
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	2,045	1.78	2,311	2.01
Camden Interlocken	Broomfield	CO	1999	1,002	340	96%	1,873	1.87	2,174	2.17
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,805	1.94	2,087	2.24
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,741	2.06	2,014	2.39
Camden RiNo	Denver	CO	2020	828	233	96%	1,969	2.38	2,382	2.88
TOTAL COLORADO	9	Properties		958	2,865	97%	1,860	1.94	2,164	2.26

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,897	1.79	2,154	2.03
Camden College Park	College Park	MD	2008	942	509	96%	1,744	1.85	2,021	2.14
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	1,986	2.03	2,284	2.34
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,029	1.92	2,341	2.22
Camden Fairfax Corner	Fairfax	VA	2006	934	489	98%	2,044	2.19	2,345	2.51
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,942	1.95	2,233	2.24
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,545	3.79	2,826	4.21
Camden Lansdowne	Leesburg	VA	2002	1,006	690	98%	1,863	1.85	2,169	2.16
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,791	2.09	2,083	2.43
Camden Noma	Washington	DC	2014	769	321	97%	2,120	2.76	2,426	3.15
Camden Noma II	Washington	DC	2017	759	405	96%	2,203	2.90	2,578	3.40
Camden Potomac Yard	Arlington	VA	2008	832	378	96%	2,122	2.55	2,471	2.97
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,866	3.35	3,306	3.86
Camden Shady Grove	Rockville	MD	2018	877	457	98%	1,858	2.12	2,090	2.38
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,854	1.90	2,123	2.18
Camden South Capitol (2)	Washington	DC	2013	821	281	95%	2,275	2.77	2,724	3.32
Camden Washingtonian	Gaithersburg	MD	2018	870	365	98%	1,906	2.19	2,158	2.48
TOTAL DC METRO	17	Properties		913	6,192	97%	2,005	2.20	2,312	2.53

Camden Aventura	Aventura	FL	1995	1,108	379	98%	2,310	2.08	2,678	2.42
Camden Boca Raton	Boca Raton	FL	2014	843	261	98%	2,340	2.78	2,651	3.14
Camden Brickell	Miami	FL	2003	937	405	98%	2,503	2.67	2,726	2.91
Camden Doral	Miami	FL	1999	1,120	260	98%	2,139	1.91	2,422	2.16
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,396	1.91	2,808	2.24
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,432	2.33	2,751	2.64
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,978	1.65	2,274	1.89
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	99%	2,049	1.84	2,391	2.15
Total Southeast Florida	8	Properties		1,079	2,781	98%	2,260	2.09	2,574	2.39

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2022

(Unaudited)							1Q22 Avg Monthly		1Q22 Avg Monthly
			Year Placed	Average	Apartment	1Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	99%	$1,579	$1.47	$1,840	$1.71
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,499	1.57	1,761	1.84
Camden Lake Eola	Orlando	FL	2021	944	360	99%	2,078	2.20	2,264	2.40
Camden LaVina	Orlando	FL	2012	969	420	97%	1,546	1.60	1,818	1.88
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,570	1.68	1,851	1.97
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,643	2.04	1,791	2.22
Camden Orange Court	Orlando	FL	2008	817	268	98%	1,483	1.82	1,760	2.16
Camden Thornton Park	Orlando	FL	2016	920	299	98%	1,899	2.06	2,113	2.30
Camden Town Square	Orlando	FL	2012	983	438	98%	1,558	1.58	1,784	1.81
Camden Waterford Lakes (2)	Orlando	FL	2014	971	300	98%	1,631	1.68	1,880	1.94
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,558	1.59	1,803	1.84
Total Orlando	11	Properties		944	3,954	98%	1,635	1.73	1,874	1.99

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,595	1.69	1,892	2.01
Camden Central	St. Petersburg	FL	2019	942	368	97%	2,924	3.10	3,137	3.33
Camden Montague	Tampa	FL	2012	972	192	99%	1,590	1.64	1,900	1.95
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	2,997	3.03	3,194	3.23
Camden Preserve	Tampa	FL	1996	942	276	98%	1,775	1.89	2,073	2.20
Camden Royal Palms	Brandon	FL	2006	1,017	352	98%	1,551	1.52	1,850	1.82
Camden Visconti (2)	Tampa	FL	2007	1,125	450	97%	1,795	1.60	2,088	1.86
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,723	1.74	2,029	2.05
Total Tampa	8	Properties		990	3,104	98%	1,968	1.99	2,245	2.27

TOTAL FLORIDA	27	Properties		997	9,839	98%	1,917	1.92	2,189	2.20

Camden Brookwood	Atlanta	GA	2002	916	359	97%	1,622	1.77	1,934	2.11
Camden Buckhead Square	Atlanta	GA	2015	827	250	97%	1,721	2.08	1,890	2.29
Camden Creekstone	Atlanta	GA	2002	990	223	98%	1,578	1.59	1,772	1.79
Camden Deerfield	Alpharetta	GA	2000	1,187	292	87%	1,710	1.44	1,968	1.66
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,558	1.55	1,854	1.84
Camden Fourth Ward	Atlanta	GA	2014	844	276	99%	1,904	2.26	2,191	2.60
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,670	1.79	1,960	2.10
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,796	1.99	3,098	2.20
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,626	1.58	1,950	1.90
Camden Phipps (2)	Atlanta	GA	1996	1,010	234	97%	1,724	1.71	2,008	1.99
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	99%	1,547	1.35	1,854	1.62
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,584	1.59	1,873	1.88
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	98%	1,454	1.44	1,721	1.71
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,643	1.82	1,873	2.08
TOTAL GEORGIA	14	Properties		1,014	4,496	96%	1,736	1.71	2,009	1.98

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,466	1.40	1,752	1.67
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,579	1.75	1,852	2.05
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,608	1.88	1,856	2.17
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,344	1.30	1,575	1.52
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,224	1.30	1,483	1.58
Camden Foxcroft II	Charlotte	NC	1985	874	100	96%	1,344	1.54	1,584	1.81
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,720	2.31	1,931	2.60
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	1,860	1.76	2,087	1.97
Camden Grandview II	Charlotte	NC	2019	2,241	28	98%	3,662	1.63	3,964	1.77
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	1,355	1.39	1,597	1.64
Camden South End	Charlotte	NC	2003	878	299	98%	1,622	1.85	1,842	2.10
Camden Southline (2)	Charlotte	NC	2015	831	266	97%	1,742	2.10	1,955	2.35
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,516	1.38	1,801	1.64
Camden Touchstone	Charlotte	NC	1986	899	132	98%	1,256	1.40	1,493	1.66
Total Charlotte	14	Properties		954	3,104	97%	1,559	1.63	1,806	1.89

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	97%	1,437	1.42	1,652	1.64
Camden Carolinian	Raleigh	NC	2017	1,118	186	95%	2,191	1.96	2,369	2.12
Camden Crest	Raleigh	NC	2001	1,014	438	97%	1,300	1.28	1,530	1.51
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,341	1.28	1,614	1.54
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,396	1.31	1,647	1.55
Camden Manor Park	Raleigh	NC	2006	966	484	98%	1,394	1.44	1,628	1.68
Camden Overlook	Raleigh	NC	2001	1,060	322	98%	1,465	1.38	1,748	1.65
Camden Reunion Park	Apex	NC	2000/2004	972	420	97%	1,282	1.32	1,557	1.60
Camden Westwood	Morrisville	NC	1999	1,022	360	93%	1,340	1.31	1,578	1.54
Total Raleigh	9	Properties		1,022	3,248	97%	1,414	1.38	1,658	1.62

TOTAL NORTH CAROLINA	23	Properties		989	6,352	97%	1,485	1.50	1,730	1.75

Camden Franklin Park	Franklin	TN	2018	967	328	96%	1,803	1.86	1,916	1.98
Camden Music Row	Nashville	TN	2016	903	430	97%	2,276	2.52	2,367	2.62
TOTAL TENNESSEE	2	Properties		931	758	97%	2,071	2.22	2,172	2.33

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2022

(Unaudited)							1Q22 Avg Monthly		1Q22 Avg Monthly
			Year Placed	Average	Apartment	1Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	97%	$1,338	$1.55	$1,602	$1.86
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	98%	1,443	1.58	1,717	1.89
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	98%	1,431	1.62	1,616	1.83
Camden Cedar Hills	Austin	TX	2008	911	208	99%	1,526	1.67	1,787	1.96
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,713	1.79	1,986	2.08
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,378	1.53	1,641	1.82
Camden La Frontera	Austin	TX	2015	901	300	97%	1,441	1.60	1,673	1.86
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,646	1.96	1,842	2.20
Camden Rainey Street	Austin	TX	2016	873	326	97%	2,300	2.63	2,535	2.90
Camden Shadow Brook (2)	Austin	TX	2009	909	496	97%	1,393	1.53	1,598	1.76
Camden Stoneleigh	Austin	TX	2001	908	390	98%	1,520	1.67	1,774	1.95
Total Austin	11	Properties		897	3,686	97%	1,553	1.73	1,792	2.00

Camden Addison	Addison	TX	1996	942	456	97%	1,427	1.52	1,658	1.76
Camden Belmont	Dallas	TX	2010/2012	946	477	98%	1,603	1.70	1,856	1.96
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,406	1.53	1,699	1.85
Camden Centreport	Ft. Worth	TX	1997	912	268	97%	1,367	1.50	1,648	1.81
Camden Cimarron	Irving	TX	1992	772	286	96%	1,408	1.83	1,662	2.15
Camden Design District (2)	Dallas	TX	2009	939	355	98%	1,513	1.61	1,710	1.82
Camden Farmers Market	Dallas	TX	2001/2005	932	904	97%	1,474	1.58	1,714	1.84
Camden Greenville	Dallas	TX	2017/2018	1,028	558	96%	1,820	1.77	1,936	1.88
Camden Henderson	Dallas	TX	2012	966	106	98%	1,676	1.73	1,907	1.97
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,481	1.78	1,722	2.07
Camden Legacy Park	Plano	TX	1996	870	276	97%	1,474	1.69	1,709	1.96
Camden Panther Creek (2)	Frisco	TX	2009	946	295	98%	1,527	1.61	1,792	1.90
Camden Riverwalk (2)	Grapevine	TX	2008	989	600	97%	1,656	1.67	1,912	1.93
Camden Valley Park	Irving	TX	1986	743	516	97%	1,214	1.63	1,481	1.99
Camden Victory Park	Dallas	TX	2016	861	423	98%	1,805	2.10	2,027	2.35
Total Dallas/Ft. Worth	15	Properties		913	6,224	97%	1,526	1.67	1,762	1.93

Camden City Centre	Houston	TX	2007	932	379	95%	1,488	1.60	1,790	1.92
Camden City Centre II	Houston	TX	2013	869	268	96%	1,464	1.68	1,729	1.99
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	95%	1,453	1.46	1,733	1.74
Camden Cypress Creek II (2)	Cypress	TX	2020	950	234	94%	1,407	1.48	1,651	1.74
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	97%	1,432	1.33	1,713	1.59
Camden Downtown	Houston	TX	2020	1,052	271	93%	2,526	2.40	2,816	2.68
Camden Grand Harbor (2)	Katy	TX	2008	959	300	98%	1,305	1.36	1,576	1.64
Camden Greenway	Houston	TX	1999	861	756	97%	1,397	1.62	1,659	1.93
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,532	1.65	1,819	1.96
Camden Highland Village	Houston	TX	2014/2015	1,172	552	95%	2,222	1.90	2,403	2.05
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,317	1.41	1,548	1.66
Camden McGowen Station	Houston	TX	2018	1,004	315	96%	2,020	2.01	2,264	2.25
Camden Midtown	Houston	TX	1999	844	337	94%	1,494	1.77	1,773	2.10
Camden Northpointe (2)	Tomball	TX	2008	940	384	98%	1,265	1.35	1,552	1.65
Camden Plaza	Houston	TX	2007	915	271	96%	1,598	1.75	1,841	2.01
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,449	2.04	2,720	2.27
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,416	1.53	1,508	1.63
Camden Royal Oaks II	Houston	TX	2012	1,054	104	93%	1,655	1.57	1,732	1.64
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,350	1.25	1,602	1.48
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,177	1.39	1,384	1.64
Camden Sugar Grove	Stafford	TX	1997	921	380	98%	1,297	1.41	1,543	1.68
Camden Travis Street	Houston	TX	2010	819	253	96%	1,466	1.79	1,736	2.12
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,424	1.65	1,688	1.96
Camden Whispering Oaks	Houston	TX	2008	936	274	97%	1,341	1.43	1,579	1.69
Camden Woodson Park (2)	Houston	TX	2008	916	248	96%	1,235	1.35	1,480	1.62
Camden Yorktown (2)	Houston	TX	2008	995	306	97%	1,243	1.25	1,470	1.48
Total Houston	26	Properties		956	9,154	96%	1,539	1.61	1,787	1.87

TOTAL TEXAS	52	Properties		931	19,064	97%	1,537	1.65	1,780	1.91

TOTAL PROPERTIES	170	Properties		960	58,055	97%	$1,773	$1.85	$2,058	$2.14

(1) Completed community in lease-up as of March 31, 2022 is excluded from total occupancy numbers.

(2) Communities owned through investment in joint venture as of March 31, 2022. Camden's pro-rata ownership was 31.3%. On April 1, 2022, we purchased the remaining 68.7% ownership interests.